                                                                   EXHIBIT 10.49

Composition
MORTGAGE,
ASSIGNMENT OF LEASES
AND RENTS AND SECURITY AGREEMENT
--------------------------------


     THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT ("MORTGAGE") is made as of the 24th day of October, 1997, by MIKOHN GAMING CORPORATION, a Nevada corporation, with its principal place of business at 4181 West Oquendo Road, Las Vegas, Nevada 89118 ("MORTGAGOR"), to and for the benefit of FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("MORTGAGEE"), with an office at c/o First Source Financial, Inc., 2850 West Golf Road, West Tower, 5th Floor, Rolling Meadows, Illinois 60008.


RECITALS:

     A. Mortgagor is the owner of the Premises (this and all other capitalized terms used but not elsewhere defined herein are defined in Section 1.1) and the Improvements.

     B. Pursuant to the terms of the Credit Agreement, Mortgagee has agreed to make certain loans and other financial accommodations to Mortgagor.

     C.  The Loans are evidenced by the Notes.

     D. One of the conditions precedent to the obligation of Mortgagee to make the Loans is the execution and delivery by Mortgagor of this Mortgage.


ARTICLE I
---------

DEFINITIONS AND DETERMINATIONS
------------------------------

     1.1  DEFINITIONS.  Capitalized terms used but not elsewhere defined in this
          -----------
Mortgage shall have the meanings ascribed thereto in the Credit Agreement. When used in this Mortgage, the following terms shall have the following meanings:

          Construction Contracts:  any contracts executed by Mortgagor with any
          ----------------------
     provider of goods or services in connection with any construction undertaken on, or services performed in connection with, the Premises or the Improvements.

          Credit Agreement:  that certain Credit Agreement dated as of October
          ----------------
     ____, 1997 among Borrower, Lenders and Agent, as the same may be amended, modified or supplemented after the date hereof.

          Deposits:  all deposits (i) received by Mortgagor from third parties
          --------
(including all earnest money sales deposits) or (ii) deposited by Mortgagor with Mortgagee or third parties, including deposits pertaining to utility services, real estate taxes, special assessments and payment of insurance premiums.

          Documents:  any mortgage, deed of trust, assignment of leases,
          ---------
assignment of rents, note, indemnification agreement, security agreement, financing statement, affidavit, assignment of insurance, loss payee endorsement, mortgage title insurance policy, opinion letter, waiver letter, estoppel letter, consent letter, insurance certificate and any other similar documents.

          Equipment:  all apparatus, machinery, equipment, furniture, fixtures,
          ---------
fittings, goods, materials, supplies and chattels of any and every kind and nature whatsoever now or hereafter used, attached to, installed or located in or on the Premises and/or the Improvements, including any item used to supply heat, gas, air conditioning, water, light, electricity, power, plumbing, refrigeration, sprinkling, ventilation, mobility, communication, incineration, recreation, laundry service or any other related services.

          Event of Default:  each of the Events of Default set forth in the
          ----------------
Credit Agreement.

          Future Advances:  all advances made by Mortgagee under the Credit
          ---------------
Agreement after the Closing Date to or on behalf of Mortgagor.

          Imposts:  any disbursements made in accordance with the terms hereof
          -------
for the payment of taxes, levies or insurance on the Premises.

          Improvements:  the buildings and improvements now or hereafter located
          ------------
on the Premises, all tenements, easements, rights-of-way, hereditaments and appurtenances now and/or at any time hereafter situated on such real estate and all roads, alleys, streets, passages and other public ways abutting such real estate, whether before or after vacation thereof and whether in existence as of the date hereof or created after the date hereof.

          Leases:  collectively, all (i) present and future leases, subleases,
          ------
agreements, tenancies, subtenancies, licenses, occupancy agreements, concessions and franchises of Mortgagor's present and future right, title, and interest in and to the Premises and/or the Improvements, (ii) deposits of money as advance rent or for security under any of the Leases and (iii) guaranties of performance under the items described in clauses (i) and (ii) preceding.

          Lenders:  the financial institutions from time to time party to the
          -------
Credit Agreement.

          Mortgaged Property:  collectively, all of Mortgagor's present and
          ------------------
future estate, right, title, and interest in and to the following:


                    (a)  the Premises;

                    (b)  the Improvements;

                    (c)  the Rents;

                    (d)  the Leases;

                    (e)  all Plans;

                    (f)  all Deposits;

                    (g)  all Permits;

                    (h)  all Equipment;

                    (i)  all Construction Contracts;

          (j) all present and future judgments, awards of damages and settlements made as a result or in lieu of any taking of all or any part of the Premises, Improvements, Equipment and/or Leases under the power of eminent domain, or for any damage thereto as a result of any such taking;

          (k) all insurance policies in force or effect insuring the Premises, the Improvements, the Rents, the Leases or the Equipment;

          (l) rights arising out of Mortgagor's interest in the Premises and the Improvements to (i) the payment of money, (ii) accounts receivable, (iii) reserves, (iv) deferred payments, (v) refunds and (vi) cost savings;

                    (m) all development and use rights with respect to the Premises, the Improvements and/or the Leases;

          (n) all chattel paper, instruments, documents, notes, drafts and letters of credit, other than letters of credit in favor of Mortgagee, which arise from or relate to (i) construction on the Premises or (ii) the Premises and Improvements generally;

          (o) all causes of action and proceeds thereof for any damage or injury to the Premises or the Improvements or any other portion of the Mortgaged Property described above, in addition to those described in clause (j) above, or breach of warranty in connection with the construction of all or any portion of the Improvements; and

          (p) all proceeds (including condemnation and insurance proceeds) of, additions to, substitutions for, and changes in each and every one of the foregoing.

          Mortgage Lien:  the Lien in favor of Mortgagee represented by this
          -------------
Mortgage.

          Mortgagor's Obligations:  (i) any and all Indebtedness due or to
          -----------------------
become due, now existing or howsoever arising of Mortgagor to Mortgagee pursuant to the terms of the Credit Agreement, including, without limitation, all (A) advances made in accordance with the terms hereof to protect and preserve the value of the Mortgaged Property and the priority of the Mortgage Lien and (B) Future Advances and (ii) the performance of the covenants of Mortgagor contained in the Credit Agreement and the Related Documents.

          Permits:  all permits, certificates, approvals, licenses, applications
          -------
and authorizations used in the operation of the Premises, Improvements and/or the Leases.

          Plans:  all plans and specifications, designs, surveys, drawings, soil
          -----
reports and other matters prepared for any construction on the Premises.

          Premises:  the real property legally described in EXHIBIT A.
          --------

          Rents:  all present and future rents, royalties, issues, avails,
          -----
profits and proceeds of or from the Premises, the Improvements, the Leases and/or the Equipment.

          1.2  CERTAIN TERMS.  Wherever used in this Mortgage:
               -------------

          1.2.1     AND/OR.  The term "and/or" means one or the other or both.
                    ------

          1.2.2     REFERENCES.  All references to "Article", "Section",
                    ----------
"subsection", "Subparagraph", "Clause" or "Exhibit", unless otherwise stated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Mortgage.

          1.2.3     EXHIBITS.  Each reference to an "Exhibit" to this Mortgage
                    --------
is to an Exhibit which is attached to this Mortgage, each of which Exhibits is deemed to be a part hereof.

                                 ARTICLE II
                                 ----------

                                   CONVEYANCE
                                   ----------

          2.1  MORTGAGED PROPERTY.  To secure the payment and performance of
               ------------------
Mortgagor's Obligations or the Liabilities, subject to the terms, covenants and provisions contained herein, Mortgagor hereby MORTGAGES AND CONVEYS to Mortgagee, its successors and/or assigns all of Mortgagor's right, title and interest in and to the Mortgaged Property. Mortgagee, its successors and assigns, subject to the terms of this Mortgage, are to have and to hold all such Mortgaged Property forever for the benefit of Mortgagee for the purposes and uses set forth in this Mortgage.

          2.2  SECURITY AGREEMENT AND FIXTURE FILING.  This Mortgage constitutes
               -------------------------------------
a security agreement with respect to the portion of the Mortgaged Property which consists of personal property and a financing statement filed as a fixture filing under the Uniform Commercial Code of the State in which the Premises are located, covering any property which now is or later may become a fixture attached to the Premises or the Improvements.

          2.3  ABSOLUTE ASSIGNMENT.  This Mortgage is a present and absolute
               -------------------
assignment with respect to the Leases and the Rents.


                                  ARTICLE III
                                  -----------

                 FUTURE ADVANCES; LIMITATION ON AMOUNT SECURED
                 ---------------------------------------------

          3.1  FUTURE ADVANCES.  This Mortgage is given to secure not only
               ---------------
Mortgagor's Obligations which exist as of the Closing Date, but also the payment of any and all Future Advances, whether such Future Advances are obligatory or are to be made at the option of Mortgagee.

          3.2  LIMITATION ON AMOUNT SECURED.  The total amount of Indebtedness
               ----------------------------
secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed the sum of (i) $60,000,000, plus (ii) interest thereon, plus (iii) any Imposts, plus (iv) any amounts paid by Mortgagee pursuant to Section 10.2 hereof, plus (v) all costs and expenses incurred by Mortgagee in enforcing its rights and remedies under this Mortgage, plus (vi) interest on the disbursements described in clauses
(iii), (iv) and (v) preceding, which interest shall be calculated at 12% per annum.

                                 ARTICLE IV
                                 ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Mortgagor represents and warrants to Mortgagee as follows:

          4.1  TITLE.  Mortgagor (i) has full legal power and authority to
               -----
mortgage and convey the Premises and (ii) is the holder of fee simple title to the Premises, free and clear of all Liens except Permitted Liens.

          4.2  LOCATION, USE OF PREMISES, IMPROVEMENTS AND EQUIPMENT.  The
               -----------------------------------------------------
location and use of the Premises, the Improvements and the Equipment are in compliance with all applicable laws, rules, ordinances and regulations, including, but not limited to, building and zoning laws, and all covenants and restrictions of record, the failure to comply with which would have a Material Adverse Effect. No notice of violation of such laws, rules and/or ordinances has been issued and received by Mortgagor which remains uncorrected.

          4.3  CREDIT AGREEMENT.  All representations and warranties of
               ----------------
Mortgagor set forth in the Credit Agreement are true and correct and are deemed to be remade herein, including, without limitation, those with respect to (i) Liens, (ii) Hazardous Materials, Environmental Laws and other environmental matters affecting the Mortgaged Property and (iii) taxes, assessments, levies, impositions and charges that have been or hereafter may be imposed or assessed against all or any portion of the Mortgaged Property.

          4.4  COPY OF MORTGAGE.  Mortgagor has been furnished with a true,
               ----------------
correct and complete copy of this Mortgage.

          4.5  LEGAL COUNSEL.  Throughout the transaction contemplated by this
               -------------
Mortgage, Mortgagor has retained and has been represented by legal counsel of its own choosing.

          4.6  BUSINESS LOAN.  The (i) Loans constitute a business loan
               -------------
transaction and (ii) proceeds of such Loans are to be utilized solely for the purpose of carrying on the business of Mortgagor.

          4.7  NO AGRICULTURAL PURPOSES.  No part of the Mortgaged Property is
               ------------------------
used principally or primarily for agricultural or farm purposes.

                                 ARTICLE V
                                 ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

          Until Mortgagor's Obligations are paid and performed in full, Mortgagor agrees it shall:

          5.1  PAYMENT AND PERFORMANCE OF MORTGAGOR'S OBLIGATIONS. Promptly pay
               --------------------------------------------------
or perform, or cause to be paid or performed, when due all of Mortgagor's Obligations.

          5.2  MAINTENANCE OF RIGHTS.  Maintain the standing, right, power and
               ---------------------
lawful authority to do the following: (i) own good title to the Mortgaged Property, (ii) carry on the business of and operate the Mortgaged Property,
(iii) enter into, execute and deliver this Mortgage, (iv) convey and assign the interests of Mortgagor in the Mortgaged Property to Mortgagee, (v) encumber the Mortgaged Property to Mortgagee as provided herein and (vi) consummate all of the transactions described in or contemplated by this Mortgage to be consummated by Mortgagor.

          5.3  MAINTENANCE OF PERMITS.  Obtain and maintain all Permits where
               ----------------------
the failure to obtain and/or maintain any such Permit would have a Material Adverse Effect.

          5.4  PEACEFUL POSSESSION.  Remain in peaceful possession of the
               -------------------
Mortgaged Property and take all actions necessary to maintain and preserve the Mortgage Lien.

          5.5  PAYMENT OF LIENS.   Promptly pay or cause to be paid, as and when
               ----------------
due and payable or when declared due and payable, any Indebtedness which may become or be secured by any Lien on any Mortgaged Property and, immediately upon request by Mortgagee, deliver to Mortgagee evidence satisfactory to Mortgagee of the payment and discharge thereof.

          5.6  REPAIRS.  Make all necessary repairs, replacements and renewals
               -------
(including the replacement of any items of Equipment) to the Mortgaged Property so that the value thereof shall not be impaired, including, without limitation, repairing, restoring or rebuilding any building or improvement now or hereafter on the Premises which may become damaged or destroyed, and if any portion of the Mortgaged Property becomes damaged or destroyed, Mortgagor permit Mortgagee, and its agents, upon prior notice and demand, access to the Mortgaged Property for the purpose of inspection thereof.

          5.7  BUILDINGS AND IMPROVEMENTS.  Pay for and complete, within a
               --------------------------
reasonable time, any building or improvement at any time in the process of being erected upon the Premises.

          5.8  EXECUTION OF DOCUMENTS.  Immediately upon request by Mortgagee,
               ----------------------
at Mortgagor's sole expense, make, execute and deliver and/or cause to be made, executed and delivered to Mortgagee, in form and substance acceptable to Mortgagee, all Documents that Mortgagee deems necessary to evidence, document and/or conclude the transactions described in and/or contemplated by this Mortgage, or reasonably required to perfect or continue perfected the Mortgage Lien.

          5.9  COMPLIANCE WITH LAWS.  Comply with all applicable laws, rules,
               --------------------
ordinances and regulations, including, without limitation, building and zoning laws, and all covenants and restrictions of record, the failure to comply with which would have a Material Adverse Effect.

          5.10  CREDIT AGREEMENT.  Comply with all covenants, agreements and
                ----------------
indemnifications contained in the Credit Agreement, including those with respect to (i) taxes, assessments, levies, impositions and charges as they relate to Mortgagor or the Mortgaged Property, (ii) delivery of financial statements, reports and other information, (iii) insurance policies to be maintained for the Mortgaged Property and the settlement, receipt and application of insurance proceeds arising under such insurance policies and (iv) Hazardous Materials, Environmental Laws and other environmental matters as they relate to Mortgagor or the Mortgaged Property.

          5.11  STAMP TAX; EFFECT OF CHANGE IN LAWS REGARDING TAXATION.
                ------------------------------------------------------

          5.11.1 PAYMENT OF STAMP TAX.  If, by the laws of the United States of
                 --------------------
America or of any state or subdivision thereof having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the issuance of the Notes or the recording of this Mortgage or the Credit Agreement and the Related Documents and unless such laws prohibit Mortgagor from paying such tax, (i) pay such tax in the manner required by any such law and (ii) reimburse Mortgagee for any sums which Mortgagee may expend by reason of the imposition of any tax on the issuance of the Notes.

          5.11.2 PAYMENT OF TAXES IMPOSED ON MORTGAGEE.  In the event of the
                 -------------------------------------
enactment, after this date, of any law, statute, rule or regulation of the United States of America or of the State in which the Premises are located or any other state or subdivision thereof imposing upon Mortgagee the payment of the whole or any part of the taxes, assessments or Liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Premises or any other portion of the Mortgaged Property, or the manner of collection of taxes, so as to affect this Mortgage or Mortgagor's Obligations or the holder thereof, then, and in any such event, upon demand by Mortgagee, pay such taxes or assessments or reimburse Mortgagee therefor; provided, however, that if the opinion of counsel for Mortgagee, (i) it might be unlawful to require Mortgagor to make such payment, or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in any such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of Mortgagor's Obligations to be and become due and payable thirty
(30) days from the date of giving of such notice.

                                 ARTICLE VI
                                 ----------

                               NEGATIVE COVENANTS
                               ------------------

          Until Mortgagor's Obligations are paid and performed in full, Mortgagor agrees it will not:

          6.1  ADDITIONAL LIMITATIONS.  Execute, file or record any notice
               ----------------------
limiting the maximum principal amount that may be secured by this Mortgage.

          6.2  SALE OR TRANSFER.  Sell, transfer, exchange, convey, remove or
               ----------------
otherwise dispose of all or any portion of the Mortgaged Property or legal or equitable interest therein, except to the extent permitted by the Credit Agreement.

          6.3  LIENS.  Permit any Liens to exist on the Mortgaged Property
               -----
except (i) Permitted Liens, and (ii) Leases, if any.

          6.4  USE OF MORTGAGED PROPERTY.  Substantially or materially change
               -------------------------
the use or character of any portion of the Mortgaged Property, permit any excavation, construction, site work or other lienable work to be performed on any portion of the Mortgaged Property, initiate or acquiesce in any zoning variation or reclassification of any portion of the Mortgaged Property or commit or suffer any waste to exist on any portion of the Mortgaged Property.

          6.5  INSURANCE.  Purchase any separate insurance concurrent in form or
               ---------
contributing in the event of loss with that required to be maintained under the Credit Agreement and the Related Documents unless (i) Mortgagee receives prompt notice thereof and is included thereon under a standard non-contributory mortgagee clause acceptable to Mortgagee, (ii) such separate insurance otherwise complies with all of the requirements of the Credit Agreement and the Related Documents and (iii) Mortgagor delivers to Mortgagee promptly the original policy or policies of such insurance.


                                 ARTICLE VII
                                 -----------

                                   INSURANCE
                                   ---------

          7.1  ADJUSTMENT OF LOSSES; COLLECTION OF PROCEEDS.  In case of loss or
               --------------------------------------------
damage by fire or other insured casualty to all or any portion of the Mortgaged Property, Mortgagee is authorized and empowered to (i) make or file proofs of loss, and settle and adjust any claim under insurance policies which insure against such risks, or (ii) direct Mortgagor to agree with each insurance company on the amount to be paid as a result of such loss. If the insurance proceeds paid for such loss are equal to or less than $10,000, Mortgagor may collect such proceeds so long as (x) Mortgagor uses such proceeds to repair, restore or rebuild the Mortgaged Property, in such manner and under such conditions as Mortgagee may require and (y) no Event of Default or

Unmatured Event of Default exists. If the insurance proceeds paid for such loss are greater than $10,000, or if an Unmatured Event of Default or Event of Default then exists, then Mortgagee is authorized to collect such proceeds.

          7.2  APPLICATION OF PROCEEDS.  Mortgagee may elect (i) to apply
               -----------------------
insurance proceeds received by Mortgagee to the payment of Mortgagor's Obligations, whether or not then due, or (ii) after the payment of all expenses incurred by Mortgagee in connection with the collection of such insurance proceeds, including, without limitation, attorneys' fees, to make such insurance proceeds available to Mortgagor for repair, restoration or rebuilding of the Mortgaged Property, in such manner and under such conditions as Mortgagee may require. In the event that Mortgagee has permitted the insurance proceeds to be used to restore the Mortgaged Property, Mortgagor shall (x) pay the amount of any deficiency in such insurance proceeds in order to restore the Mortgaged Property fully to its condition immediately prior to the loss or damage to which such insurance proceeds relate and (y) deliver to Mortgagee any surplus which may remain out of such proceeds after payment of the cost of restoration to be applied to the payment of Mortgagor's Obligations.

          7.3  FAILURE TO COLLECT PROCEEDS.  Mortgagee shall not be held
               ---------------------------
responsible for (i) any failure to collect any insurance proceeds due under the terms of any policy, regardless of the cause of such failure, (ii) the amount of any such proceeds ultimately paid, regardless of any negotiation by Mortgagee of such amount, or (iii) any use by Mortgagor of such proceeds as Mortgagee may pay over to Mortgagor.


                                  ARTICLE VIII
                                  ------------

                                  CONDEMNATION
                                  ------------

          8.1  NOTICE; ASSIGNMENT OF PROCEEDS.  Mortgagor shall notify Mortgagee
               ------------------------------
immediately of the institution or threat of institution of any proceeding pertaining to the condemnation of any portion of the Mortgaged Property. Mortgagee is authorized to settle all claims for damages to any portion of the Mortgaged Property which relate to, and collect any proceeds of any award which may be the result of, any eminent domain or condemnation proceeding.

          8.2  APPLICATION OF PROCEEDS.  Mortgagee may elect (i) to apply the
               -----------------------
proceeds of the award or claim received by Mortgagee described in Section 8.1 to the payment of Mortgagor's Obligations in accordance with the provisions of the Credit Agreement, whether due or not, or (ii) after the payment of all expenses incurred by Mortgagee in connection with the collection of such proceeds, including, without limitation, attorneys' fees, to make such proceeds available to Mortgagor for replacement of the condemned portion of the Mortgaged Property, in such manner and under such conditions as Mortgagee may require. In the event that Mortgagee has permitted the proceeds of the award or claim to be used to replace the condemned portion of the Mortgaged Property, Mortgagor shall (x) pay the amount of any deficiency in such proceeds in order to complete such replacement and (y) deliver to Mortgagee any surplus which may remain out of such proceeds after payment of the cost of replacement to be applied to the payment of Mortgagor's Obligations.

          8.3  FAILURE TO COLLECT PROCEEDS.  Mortgagee shall not be held
               ---------------------------
responsible for (i) any failure to collect any condemnation proceeds, regardless of the cause of such failure, (ii) the amount of any such proceeds ultimately paid, regardless of any negotiation by Mortgagee of such amount, or (iii) any use by Mortgagor of such proceeds as Mortgagee may pay over to Mortgagor.


                                   ARTICLE IX
                                   ----------

                                LEASES AND RENTS
                                ----------------

          9.1  LICENSE TO COLLECT.  Subject to Mortgagee's rights under Article
               ------------------
XI, Mortgagee hereby confers upon Mortgagor a non-exclusive license to collect and retain the Rents as they become due and payable.

          9.2  RENT ROLL, COPIES OF LEASES.  Upon Mortgagee's request, Mortgagor
               ---------------------------
shall deliver to Mortgagee (i) a rent roll pertaining to all Leases, (ii) copies of all Leases and (iii) such other matters and information relating to any Lease as Mortgagee may request.


                                   ARTICLE X
                                   ---------

                          CERTAIN RIGHTS OF MORTGAGEE
                          ---------------------------

          10.1  DOCUMENTS.  In case Mortgagor fails to execute or obtain any
                ---------
Documents required by Mortgagee for the perfection or continuation of the Mortgage Lien, Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact to execute or obtain any such Documents on its behalf.

          10.2  MAINTENANCE OF MORTGAGED PROPERTY.  If Mortgagor, within thirty
                ---------------------------------
(30) days after receipt of written demand from Mortgagee (except in cases of emergency, when no demand shall be required), shall neglect or refuse to (i) keep the Mortgaged Property in good operating condition and repair, (ii) replace or maintain the same as herein agreed, (iii) pay the premiums for the insurance which is required to be maintained hereunder, (iv) pay and discharge all Liens as herein agreed or (v) otherwise perform Mortgagor's Obligations within the time periods specified therefor (including any applicable cure periods), Mortgagee, at its option and sole election, may cause such repairs or replacements to be made, obtain such insurance, pay such Liens or perform such Mortgagor's Obligations. Any amounts paid by Mortgagee in taking such action, together with interest thereon at the Default Rate until repaid by Mortgagor to Mortgagee, shall be due and payable by Mortgagor to Mortgagee upon demand, and, until paid, shall constitute a part of Mortgagor's Obligations secured by this Mortgage. Mortgagee shall not be liable to Mortgagor for failure or refusal to exercise any such right. In making any payments pursuant to the exercise of any such right, Mortgagee may rely upon any bills delivered to it by Mortgagor or any such payee.


                                   ARTICLE XI
                                   ----------

                              DEFAULT AND REMEDIES
                              --------------------

          The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default under this Mortgage. Upon the occurrence of an Event of Default, Mortgagee, in its sole discretion and at its sole election, without notice of such election, and without further demand, may exercise any one or more of the following rights and remedies:

          11.1  ACCELERATION.  Mortgagee may declare all of Mortgagor's
                ------------
Obligations immediately due and payable, whereupon Mortgagor's Obligations immediately shall mature and become due and payable.

          11.2  OTHER REMEDIES.  To the extent permitted by applicable law,
                --------------
Mortgagee may exercise any one or more of the following remedies, whether or not Mortgagor's Obligations have been accelerated:

          11.2.1 TAKING OF POSSESSION.  Mortgagee, by itself or by such officers
                 --------------------
or agents as it may appoint, may enter and take exclusive possession of all or any part of the Mortgaged Property, including all books, papers and accounts of Mortgagor relating to the business of Mortgagor conducted at such Mortgaged Property, and may expel, remove and exclude Mortgagor, its agents and employees and any persons, goods and chattels occupying the Mortgaged Property. If Mortgagor for any reason fails to surrender or deliver the Mortgaged Property or any part thereof after such demand by Mortgagee, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring the delivery to Mortgagee of the Mortgaged Property, and Mortgagor specifically consents to the entry of such judgment or decree. Upon every such taking of possession, Mortgagee may (i) hold, store, use, operate, manage and control the Mortgaged Property and conduct the business of Mortgagor thereon, (ii) perform all necessary and proper maintenance and make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other Property, (iii) keep the Mortgaged Property insured, (iv) manage and operate the Mortgaged Property and exercise all of the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name, (v) enter into any agreements with respect to the exercise by others of any of the powers granted to Mortgagee herein, in such manner as Mortgagee shall elect, (vi) collect and receive all of the Rents, including those past due as well as those accruing after the occurrence of any such Event of Default and (vii) after deducting (A) all expenses of taking, holding, holding, managing and operating the Mortgaged Property

(including compensation for the services of all Persons employed for such purposes), (B) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions, (C) the cost of such insurance, (D) such taxes, assessments and other similar charges as Mortgagee may determine to pay, (E) other proper charges upon the Mortgaged Property or any part thereof and (F) the compensation, expenses and disbursements of the attorneys and agents of Mortgagee, apply the remainder of the monies and proceeds so received by Mortgagee as described in Section 11.8hereof.

          11.2.2 DEPOSITS FOR TAXES AND INSURANCE.  Mortgagee may require
                 --------------------------------
Mortgagor to deposit with Mortgagee, commencing 10 days following such request and on the first day of each month thereafter, a sum equal to the amount of all insurance premiums next due in respect of the insurance policies required to be maintained under the Credit Agreement and the Related Documents and all general and special real estate taxes and assessments next due upon or for the Mortgaged Property (the amount of such insurance premiums, taxes and assessments next due to be based upon Mortgagee's reasonable estimate, but shall include all taxes or assessments not levied, charged, assessed or imposed separately upon the Mortgaged Property), reduced by the amount, if any, then on deposit with Mortgagee for such purpose, divided by the number of months to elapse before one month prior to the date when such insurance premiums, taxes and assessments will become due and payable. If such Deposits are insufficient to pay any such insurance premiums, taxes or assessments when the same become due and payable, Mortgagor, within 10 days after receipt of demand therefor from Mortgagee, shall deposit such additional funds as may be necessary to pay such insurance premiums in full. If such Deposits exceed the amount required to pay such insurance premiums, taxes or assessments for any year, the excess shall be credited against the next succeeding deposit or deposits to be made by Mortgagor. Such Deposits need not be kept separate and apart from any other funds of Mortgagee, shall be held without any allowance of interest to Mortgagor and shall be used for the payment of insurance premiums, taxes and assessments on the Mortgaged Property next due and payable when they become due; provided that Mortgagee shall not be liable for any failure to apply such Deposits to the payment of such insurance premiums, taxes and assessments unless Mortgagee shall have received from Mortgagor a request for payment accompanied by the bills for such insurance premiums, taxes and assessments not less than thirty daysprior to the date due.

          11.2.3 LEASES AND RENTS.  Mortgagee may, with or without taking
                 ----------------
possession of the Mortgaged Property, as attorney and agent-in-fact for Mortgagor constituted and appointed by Mortgagor with full power of substitution (which power is coupled with an interest and is irrevocable), in the name of Mortgagor, Mortgagee, or both:

          (a) demand, collect, settle, adjust, compromise, and enforce, by legal proceedings or otherwise, payment of the Rents, endorse the name of Mortgagor upon any payments or proceeds of the Rents and deposit the same for the account of Mortgagee and do all other acts and things necessary, in Mortgagee's sole discretion, to obtain control and use of the Rents;

          (b) terminate the license granted to Mortgagor hereunder to collect the Rents and thereafter Mortgagee shall have all right, title and interest in and to the Leases and the Rents by virtue of the present assignment thereof granted to Mortgagee hereunder;

          (c) require Mortgagor to deliver to Mortgagee the originals of the Leases, with appropriate endorsement and/or other specific evidence of assignment thereto to Mortgagee, which endorsement and/or assignment shall be in form and substance acceptable to Mortgagee;

          (d) notify any of the obligors under the Leases that the Leases have been assigned to Mortgagee and direct such obligors thereafter to make all payments due from them under the Leases directly to Mortgagee; and

          (e) require Mortgagor to direct all obligors of the Leases to make all payments due them under the Leases directly to Mortgagee.

          Notwithstanding anything in this subsection 11.2.3 to the contrary, under no circumstances shall Mortgagee have any duty to produce Rents from the Mortgaged Property. Regardless of whether or not Mortgagee, in person or by agent, takes actual possession of the Premises and Improvements, Mortgagee is not and shall not be deemed to be (i) a "mortgagee in possession" for any purpose; (ii) responsible for performing any of the obligations of the lessor under any Lease; (iii) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Mortgaged Property, or any negligence in the management, upkeep, repair or control of the Mortgaged Property; or (iv) liable in any manner for the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any part thereof.

          11.2.4 APPOINTMENT OF RECEIVER.  Upon application to a court of
                 -----------------------
competent jurisdiction, Mortgagee may appoint a receiver to take possession of and to operate the Mortgaged Property and to collect and apply the Rents, without notice and without regard to the occupancy or value of any security for Mortgagor's Obligations or the solvency of Mortgagor. The receiver shall have all rights and powers necessary or usual for the protection, possession, control, management and operation of the Mortgaged Property during the period of receivership, to the fullest extent permitted by law.

          11.2.5 OTHER REMEDIES.  Mortgagee may exercise any other rights and
                 --------------
remedies then available to Mortgagee under this Mortgage, the Notes, the Credit Agreement and the other Related Documents and any applicable laws.

          11.3  REMEDIES UPON ACCELERATION.  If Mortgagor's Obligations have
                --------------------------
been accelerated pursuant to Section 11.1, in addition to Mortgagee's rights under Section 11.2, Mortgagee may exercise any one or more of the following remedies:

          11.3.1 COMMENCE FORECLOSURE PROCEEDINGS.  Mortgagee may commence a
                 --------------------------------
civil action to foreclose the Mortgage Lien for payment of Mortgagor's Obligations, or any part thereof, and obtain an order or judgment of foreclosure and sale of the Mortgaged Property. In any civil action to foreclose the Mortgage Lien or otherwise enforce Mortgagee's rights, there shall be allowed and included as part of Mortgagor's Obligations in the order or judgment for foreclosure and sale (or other order), all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' fees, costs and expenses, appraiser's fees, engineer's fees, out-lays for documentary and expert evidence, receiver's fees, stenographers' charges, publication costs, and costs (which may be estimates as to items to be expended after entry of such order or judgment) of procuring all such abstracts of title, title searches and examinations, title insurance policies and similar data and assurances with respect to the title of the Mortgaged Property as Mortgagee may deem necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Mortgaged Property.

          11.3.2 BID AT FORECLOSURE SALE.  Mortgagee may bid for and purchase
                 -----------------------
the Mortgaged Property at any foreclosure sale and apply all or any part of Mortgagor's Obligations as a credit to the purchase price in lieu of paying cash therefor.

          11.3.3 RIGHTS UNDER UNIFORM COMMERCIAL CODE.  Mortgagee may exercise
                 ------------------------------------
all of the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the Premises are located with respect to the Collateral. Pursuant to Section 9-501(4) of such Uniform Commercial Code, Mortgagee shall have an option to proceed with respect to both the real property portion of the Mortgaged Property and the Collateral, in accordance with its rights, powers and remedies with respect to the real property, in which event the remedy and enforcement provisions of this Mortgage in lieu of the remedy and enforcement provisions of such Uniform Commercial Code shall apply. Such Section 9-501(4) also permits Mortgagee to proceed separately against the Collateral in accordance with the remedy and enforcement provisions of such Uniform Commercial Code. If Mortgagee shall elect to proceed against the Collateral separately from any proceeding with respect to the real property, Mortgagor agrees that 10 days notice of the sale of the Collateral shall be reasonable notice.

          11.3.4 STATE STATUTES.  Mortgagee may exercise all rights and remedies
                 --------------
under the statutes in the State where the Premises are located, subject to the following:

          (a) if any provision in this Mortgage is inconsistent with any applicable statute in the State where the Premises are located, such statute shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with such statute; and

          (b) if any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon default of Mortgagor which are more limited than the rights that otherwise would be vested in Mortgagee under such statute in the absence of such provision, Mortgagee shall be vested with the rights granted in such statute to the full extent permitted by law.

          Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under such statute, whether incurred before or after any decrees or judgment of foreclosure, and whether or not provided for elsewhere in this Mortgage, shall be added to Mortgagor's Obligations or to the judgment of foreclosure, as described more fully in
Section 11.4.

          11.4  ADDITIONS TO MORTGAGOR'S OBLIGATIONS.  Upon the occurrence of an
                ------------------------------------
Event of Default, there will be added to and included as part of Mortgagor's Obligations (and allowed in any sale or decree for sale of the Mortgaged Property or in any judgment rendered upon this Mortgage, the Notes, the Credit Agreement or the other Related Documents) all of the costs and expenses incurred by Mortgagee in exercising its rights and remedies under this Mortgage. All of such costs and expenses, including attorneys' fees, shall (i) be secured by this Mortgage, (ii) be payable upon demand and (iii) bear interest at the Default Rate from the date incurred by Mortgagee until paid.

          11.5  PROCEEDINGS DISCONTINUED. In case Mortgagee shall have proceeded
                ------------------------
to enforce any right under this Mortgage by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then, except as otherwise determined in such proceeding, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights, remedies, and powers of Mortgagee shall continue as though no such proceedings had been commenced.

          11.6  DEFICIENCY.
                ----------

          11.6.1 SALE AND FORECLOSURE.  If the Mortgaged Property (or any part
                 --------------------
thereof which remains subject to this Mortgage) is sold pursuant to foreclosure proceedings, and if the net proceeds of any such sale are not sufficient to pay all of Mortgagor's Obligations then outstanding and any other amounts provided for in any the decree or judgment of foreclosure or provided for by applicable law (the amount of such deficiency and the deficiency described in subsection
11.6.2 hereinafter collectively referred to as the "BALANCE OWED"), then the Indebtedness evidenced by the Notes shall not be satisfied to the extent of the Balance Owed, but such Indebtedness shall continue in existence and shall continue to be evidenced by the Notes and shall continue to be secured by the Credit Agreement and the Related Documents which were in existence prior to any such decree or judgment of foreclosure, except this Mortgage. Subject to the requirements of applicable law, if Mortgagee shall acquire the Mortgaged Property as a result of any such foreclosure sale (whether by bidding all or any of Mortgagor's Obligations or otherwise), the proceeds of such sale shall not be deemed to include (and Mortgagor shall not be entitled to any benefit or credit on account of) proceeds of any subsequent sale of the Mortgaged Property by Mortgagee.

          11.6.2 FORECLOSURE OF OTHER CREDIT AGREEMENT AND THE RELATED
                 -----------------------------------------------------
DOCUMENTS. Notwithstanding the provisions of subsection 11.6.1, Mortgagor further agrees that if any other portion of the Collateral is foreclosed judicially and such Collateral is sold pursuant to foreclosure proceedings, and if the proceeds of such sale (after application of such proceeds as provided for herein and after deducting all accrued and general and special taxes and assessments) are not sufficient to pay Mortgagor's Obligations and any other amounts provided for in the decree or judgment of foreclosure or provided for by applicable law, then Mortgagor's Obligations then outstanding shall not be satisfied to the extent of such Balance Owed, but such Indebtedness shall continue in existence and continue to be evidenced by the Notes and shall continue to be secured by this Mortgage, the Credit Agreement and the other Related Documents, which were in existence immediately prior to any such decree or judgment of foreclosure, except each such Loan Instrument which pertains to the portion of the Collateral which was the subject of any such foreclosure sale.

          11.8  APPLICATION OF PROCEEDS.  The proceeds of any foreclosure sale
                -----------------------
of the Mortgaged Property or any other proceeds received hereunder shall be applied in accordance with the provisions of SECTION 9.7 OF THE CREDIT AGREEMENT.


                                 ARTICLE XII
                                 -----------

                                  RECONVEYANCE
                                  ------------

          Mortgagee shall release the Mortgaged Property, or such portion thereof as previously shall not have been sold pursuant to the terms of this Mortgage, by proper instrument upon payment and discharge of all of Mortgagor's Obligations.


                                  ARTICLE XIII
                                  ------------

                                 MISCELLANEOUS
                                 -------------

          13.1  NOTICES.  All notices and communications under this Mortgage
                -------
shall be in writing and, if (a) forwarded by mail shall be deemed to have been given three days after the date sent if sent by registered or certified mail, postage prepaid, and:

          (i) if to Mortgagor, addressed to Mortgagor at its address first set forth above; or

          (ii) if to Mortgagee, addressed to Mortgagee at its address first set forth above; or

in the case of any party, at such other address as such party may, by written notice received by the other parties to this Mortgage, have designated as its address for notices; and (b) notices given by telegram, telex or facsimile transmission shall be deemed to have been given when sent if addressed to the party to whom sent, at its address as aforesaid, or to any other address, as to any such party, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section 13.1 shall be deemed received (i) if personally delivered, then on the date of delivery,
(ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received.

          13.2  COVENANTS RUN WITH LAND.  All the covenants contained in this
                -----------------------
Mortgage shall run with the land. Time is of the essence for the performance by Mortgagor of its obligations under this Mortgage.

          13.3  GOVERNING LAW.  THIS MORTGAGE SHALL BE CONSTRUED IN ACCORDANCE
                -------------
WITH AND GOVERNED AS TO VALIDITY, INTERPRETATION, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS, EXCEPT THAT THE LAWS OF THE STATE WHERE THE PREMISES ARE LOCATED SHALL APPLY TO THE CREATION, PRIORITY, PERFECTION AND MAINTENANCE OF THE MORTGAGE LIEN AND TO THE ENFORCEMENT OF THE REMEDIES OF MORTGAGEE HEREUNDER AND ANY OF ITS SUCCESSORS AND ASSIGNS.

          13.4  JURISDICTION AND VENUE.  SUBJECT TO THE PROVISIONS OF ANY
                ----------------------
APPLICABLE STATUTE IN THE STATE WHERE THE PREMISES ARE LOCATED, MORTGAGOR AGREES THAT MORTGAGEE MAY ENFORCE ANY CLAIM ARISING OUT OF THIS MORTGAGE IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, MORTGAGOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, TO RECEIVE FOR AND ON BEHALF OF MORTGAGOR SERVICE OF PROCESS IN ILLINOIS. MORTGAGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SUCH COURTS BY MAILING A COPY THEREOF, POSTAGE PREPAID, TO MORTGAGOR AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT

OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE AGENT OR ANY LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT OF THIS MORTGAGE IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. MORTGAGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          13.5  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES
                --------------------
ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          13.6  SUCCESSORS AND ASSIGNS.  This Mortgage will be binding upon and
                ----------------------
inure to the benefit of the successors and assigns of each of Mortgagor and Mortgagee.

          13.7  SEVERABILITY.  Any provision of this Mortgage that is
                ------------
unenforceable in any state in which this Mortgage may be filed or recorded or is invalid or contrary to the law of such state, shall be of no effect, and in such case all the remaining terms and provisions of this Mortgage shall continue to be fully effective in accordance with the terms and provisions of this Mortgage, all as though no such invalid portion ever had been included herein.

          13.8  REMEDIES CUMULATIVE.   All rights and remedies of Mortgagee
                -------------------
under this Mortgage, the other Credit Agreement and any of the other Related Documents are cumulative and concurrent and may be exercised singularly, successively or concurrently and Mortgagee shall have all rights, remedies and recourse available at law or equity.

          13.9  SUBROGATION.  To the extent that any of Mortgagor's Obligations
                -----------
represent funds utilized to satisfy any outstanding Indebtedness secured by Liens against all or any part of the Mortgaged Property, to the extent permitted thereby and by applicable law, Mortgagee shall be subrogated to any and all Liens owned or claimed by the holder of any such outstanding Indebtedness so satisfied, regardless of whether such Liens are assigned to Mortgagee or released by the holder(s) thereof.

          13.10  INDEMNIFICATION. Mortgagor will save and hold Mortgagee
                 ---------------
harmless of and from any and all damage, loss, cost and expense, including, but not limited to, attorneys' fees, costs and expenses, incurred by reason of or arising from or on account of or in connection with any suit or proceeding threatened, filed and/or pending brought by anyone other than Mortgagee, in or to which Mortgagee is or may become a party by reason of or arising from Mortgagor's Obligations, this Mortgage, the Credit Agreement and any of the other Related Documents.

          13.11  CONFLICTS.  In the event of any conflict or inconsistency
                 ---------
between the terms of this Mortgage and the terms of the Credit Agreement, the terms of the Credit Agreement shall prevail.

          13.12  NO PARTNER, JOINT VENTURER.  Mortgagor and Mortgagee agree that
                 --------------------------
in no event shall Mortgagee be deemed to be a partner or a joint venturer with Mortgagor. Without limiting the foregoing, Mortgagee shall not be deemed to be such a partner or joint venturer on account of becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or pursuant to any other instrument or document evidencing or securing any of Mortgagor's Obligations.

          13.13  WAIVERS.  Mortgagor, on behalf of itself, its successors and
                 -------
assigns, to the extent permitted by law, hereby (i) waives any and all rights of appraisement, valuation, stay, extension and (to the extent permitted by law) redemption from sale under any order or decree of foreclosure of this Mortgage,
(ii) waives any equitable, statutory or other right available to it, pertaining to marshalling of assets hereunder, so as to require the separate sales of interests in the Mortgaged Property before proceeding against any other interest in the Mortgaged Property, (iii) consents to and authorizes, at the option of Mortgagee, the sale, either separately or together, of any and all interests in the Mortgaged Property, (iv) agrees that in no event shall Mortgagee be required to allocate any proceeds received by Mortgagee from foreclosure sale or otherwise, to any particular interest in the Mortgaged Property and (v) agrees that when a sale is consummated under any decree of foreclosure of this Mortgage, upon confirmation of such sale, the master in chancery, the sheriff or other Person making such sale, or his successor in office, shall be and is authorized immediately to execute and deliver to the purchaser at such sale a deed conveying the Mortgaged Property, showing the amount paid therefor, or if purchased by the Person in whose favor the order or decree is entered, the amount of his bid therefor.

          13.14  REMEDIES NOT EXCLUSIVE.  No right or remedy of Mortgagee
                 ----------------------
hereunder is exclusive of any other right or remedy hereunder or now or hereafter existing at law or in equity or under the Notes, the Credit Agreement or any of the other Related Documents, but is cumulative and in addition thereto and Mortgagee may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity or under the Notes, the Credit Agreement or any of the other Related Documents, without first exhausting or affecting or impairing the security or any right or remedy afforded this Mortgage. No delay in exercising, or omission to exercise, any such right or remedy will impair any such right or remedy or will be construed to be a waiver of any default by Mortgagor hereunder, or acquiescence therein, and such waiver will not affect any subsequent default hereunder by Mortgagor of the same or different nature. Every such right or remedy may be exercised independently or concurrently, and when and so often as may be deemed expedient by Mortgagee. No term or condition contained in this Mortgage may be waived, altered or changed except as evidenced in writing signed by Mortgagor and Mortgagee.

          13.15  NO WAIVER BY MORTGAGEE.  Any failure of Mortgagee to insist
                 ----------------------
upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any such terms and provisions, and Mortgagee, notwithstanding any such failure, shall have the right at any time thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions hereof.

          13.16  NO RELEASE.  Except as may be provided otherwise by applicable
                 ----------
law, neither Mortgagor, nor any other Person now or hereafter obligated for the payment of the whole or any part of Mortgagor's Obligations, shall be relieved of such obligation by reason of (i) the sale, conveyance or other transfer of the Mortgaged Property, (ii) the failure of Mortgagee to comply with any request of Mortgagor, or of any other Person, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage, the Notes, the Credit Agreement or any of the other Related Documents, (iii) the release, regardless of consideration, of the whole or any part of the Collateral, or (iv) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment under or modifying the terms of the Notes, the Credit Agreement, any of the other Related Documents or this Mortgage without first having obtained the consent of Mortgagor or such other Person. If Mortgagee shall enter into any agreement described in clause
(iv) hereof, then, notwithstanding any such agreement, Mortgagor and all such other Persons shall continue to be liable on account of Mortgagor's Obligations and shall continue to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Mortgagee.

          13.17  RELEASE OF SECURITY.  Mortgagee, without notice, may release,
                 -------------------
regardless of consideration, any part of the Collateral, without impairing or affecting the Mortgage Lien of or the priority of such Mortgage Lien over any subordinate Lien.


                [remainder of this page intentially left blank]

          IN WITNESS WHEREOF, this Mortgage, Assignment of Leases and Rents, and Security Agreement has been duly executed by Mortgagor by its duly authorized representative as of the day and year first above written.

                                         MIKOHN GAMING CORP., a Nevada
corporation


          By:  /s/ Don W. Stevens
              -------------------------
          Name:  Don W. Stevens
               ------------------------
          Title  :  EVP
                  ---------------------

STATE OF NEVADA)
               )  SS:
COUNTY OF CLARK)


          On this 23rd day of October, 1997, before me, a Notary Public in and for the State of Illinois, in the County aforesaid, personally appeared Don lW. Stevens, to me known to be the E. Vice Pres. of Mikohn Gaming Corp., a Nevada corporation, the corporation that executed the foregoing instrument, and upon oath did depose that he is the E. Viec Pres. of such corporation, that the signature to said instrument was made by the Ev. Vice Pres. of said corporation as indicated after said signature, and that the corporation executed the said instrument freely and voluntarily for the uses and purposes therein mentioned.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                    Wanda M. Jacobson
                                    ----------------------------------------
                                    NOTARY PUBLIC in and for said State and
County

          My commission expires: _________________



THIS DOCUMENT PREPARED BY AND
AFTER RECORDING RETURN TO:

Michael L. Owen
Katten Muchin & Zavis
525 W. Monroe Street
Chicago, Illinois  60661-3693

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

DESCRIPTION NO. 1
Lots C, D, E, and F and that portion of Lots 15 through 18 and Lots through 40 lying north of the Chicago and North Western Railroad right-of-way in Block 6 of Riverside Addition to the City of Rapid City, Pennington County, South Dakota; INCLUDING the east 5 feet of the north 10 feet of Lot 37 and the north 10 feet of Lots 38, 39 and 40 in said Block 6; BUT EXCEPTING the north 10 feet of Lots 33, 34, 35 and 36 and the west 20 feet of the north 10 feet of Lot 37 in said Block 6.

DESCRIPTION NO. 2
That portion of Lots 23, 24, 25 and 26 in Block 6 of Riverside Addition to the City of Rapid City, Pennington County, South Dakota, lying south ofthe Chicago and North Western Railroad right-of-way.